Exhibit 10.8
SECOND AMENDMENT TO
SECURED TERM LOAN AGREEMENT
     This SECOND AMENDMENT TO SECURED TERM LOAN AGREEMENT (this “Amendment”) is made as of November 3, 2006 (the “Effective Date”) by and among BIOMED REALTY, L.P., a Maryland limited partnership (the “Borrower”), KEYBANK NATIONAL ASSOCIATION and the several other banks and financial institutions identified on the signature pages hereof (the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, not individually, but as “Agent”.
RECITALS
     A. The Borrower, the Agent and the Lenders are parties to a Secured Term Loan Agreement dated as of May 31, 2005, as amended by a First Amendment thereto dated as of June 28, 2006 (as it has been and may hereafter be amended from time to time, the “Loan Agreement”). All terms used herein and not otherwise defined shall have the same meanings given to them in the Loan Agreement.
     B. The Borrower and the Requisite Lenders wish to amend the Loan Agreement to modify certain covenants set forth in the Loan Agreement, all as set forth herein.
AGREEMENTS
          1. New Definition. As of the Effective Date, the following new definition is added to Section 1.1 of the Loan Agreement in the applicable alphabetical order:
     “CFLS Project” means that certain Project known as the Center for Life Sciences Building located at 3 Blackfan Street, Boston, Massachusetts, consisting of approximately 1.520 acres of land on which an eighteen (18) story office building/laboratory research center containing approximately 705,642 rentable square feet is under construction and which is being acquired in fee simple by a Wholly-Owned Subsidiary of Borrower.
          2. Permitted Investments. As of the Effective Date, Section 6.13(b) of the Loan Agreement is amended and restated to read as follows:
     (b) permit the sum of (i) the aggregate amount invested by the Consolidated Group in Projects owned by the Consolidated Group that are under development, excluding the CFLS Project, plus (ii) the Consolidated Group Pro Rata Share of any amounts so invested by the Investment Affiliates in Projects owned by the Investment Affiliates that are under development to exceed 20% of Gross Asset Value (with Projects under development ceasing to be treated as such when GAAP permits such Project to be classified as an operating asset);
          3. Exhibit B. To reflect the changes made by this Amendment, Exhibit B (Revised), Form of Compliance Certificate, is hereby deleted and replaced by Exhibit B (Second Revised) Form of Compliance Certificate attached to this Amendment and made a part hereof.

          4. Miscellaneous.
     (i) The Borrower represents and warrants to the Lenders that (i) after giving effect to this Amendment, no Default or Unmatured Default exists, (ii) the Loan Agreement is in full force and effect, and (iii) the Borrower has no defenses or offsets to, or claims or counterclaims, relating to, its obligations under the Loan Agreement.
     (ii) All of the obligations of the parties to the Loan Agreement, as amended hereby, are hereby ratified and confirmed. All references in the Loan Documents to the “Loan Agreement” henceforth shall be deemed to refer to the Loan Agreement as amended by this Amendment.
     (iii) Nothing contained in this Amendment shall be construed to disturb, discharge, cancel, impair or extinguish the indebtedness evidenced by the existing Notes and secured by the Loan Documents or waive, release, impair, or affect the liens arising under the Loan Documents or the validity or priority thereof.
     (iv) In the event of a conflict or inconsistency between the provisions of the Loan Documents and the provisions of this Amendment, the provisions of this Amendment shall govern. The provisions of this Amendment, the Loan Agreement, and the other Loan Documents are in full force and effect except as amended herein and the Loan Documents as so amended are ratified and confirmed hereby by the Borrower.
     (v) The Borrower agrees to reimburse the Agent for all reasonable out-of-pocket expenses (including legal fees and expenses) incurred in connection with the preparation, negotiation and consummation of this Amendment.
     (vi) This Amendment may be executed in counterparts which, taken together, shall constitute a single document.

     IN WITNESS WHEREOF, Borrower and the Requisite Lenders have caused this Second Amendment to Secured Term Loan Agreement to be duly executed as of the date first above written.

BORROWER:

BIOMED REALTY, L.P., a Maryland limited partnership

By:	BioMed Realty Trust, Inc., its sole general partner

	By:	/s/ KENT GRIFFIN

	Name:	Kent Griffin

	Title:	Chief Financial Officer

Address:

The undersigned, being the Guarantors under the Agreement, hereby consent to this Amendment:

BIOMED REALTY TRUST, INC.

	By:	/s/ KENT GRIFFIN

	Name:	Kent Griffin

	Title:	Chief Financial Officer

EACH SUBSIDIARY GUARANTOR LISTED ON ATTACHMENT 1

By:	BioMed Realty, L.P., a Maryland limited partnership, the sole member of each such Subsidiary Guarantor

By:	BioMed Realty Trust, Inc., a Maryland corporation, its sole general partner

	By:	/s/ KENT GRIFFIN

	Name:	Kent Griffin

	Title:	Chief Financial Officer

ADMINISTRATIVE AGENT:

KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent

By:	/s/ SCOTT CHILDS

Name:	Scott Childs

Title:	Vice President

Address:

BANKS:

KEYBANK NATIONAL ASSOCIATION, a national banking association

By:	/s/ SCOTT CHILDS

Name:	Scott Childs

Title:	Vice President

Address:

U.S. BANK NATIONAL ASSOCIATION, a national banking association

By:	/s/ NICOLE K. WRIGHT

Name:	Nicole K. Wright

Title:	Vice President

Address:

SOCIETE GENERALE

By:	/s/ C.H. BUTTERWORTH

Name:	C.H. Butterworth

Title:	Director

Address:

COMPASS BANK, an Alabama banking corporation

By:	/s/ JOHANNA DUKE PALEY

Name:	Johanna Duke Paley

Title:	Senior Vice President

Address:

ALLIED IRISH BANKS, p.l.c.

By:	/s/ DOUGLAS S. MARRON

Name:	Douglas S. Marron

Title:	Senior Vice President

By:	/s/ THOMAS FRITTON

Name:	Thomas Fritton

Title:	Vice President

Address:

RAYMOND JAMES BANK, FSB

By:	/s/ LAURENS F. SCHAAD JR.

Name:	Laurens F. Schaad Jr.

Title:	Vice President

Address:

GRAYSON & CO

By:	Boston Management and Research, as Investment Advisor

By:	/s/ PAYSON F. SWAFFIELD

Title	Payson F. Swaffield

Title:	Vice President

Address:

EATON VANCE VT FLOATING-RATE INCOME FUND

By:	Eaton Vance Management, as Investment Advisor

By:	/s/ PAYSON F. SWAFFIELD

Title	Payson F. Swaffield

Title:	Vice President

Address:

EATON VANCE LIMITED DURATION INCOME FUND

By:	Eaton Vance Management, as Investment Advisor

By:	/s/ PAYSON F. SWAFFIELD

Title	Payson F. Swaffield

Title:	Vice President

Address:

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

By:	Eaton Vance Management, as Investment Advisor

By:	/s/ PAYSON F. SWAFFIELD

Title	Payson F. Swaffield

Title:	Vice President

Address:

EATON VANCE SENIOR FLOATING-RATE TRUST

By:	Eaton Vance Management, as Investment Advisor

By:	/s/ PAYSON F. SWAFFIELD

Title	Payson F. Swaffield

Title:	Vice President

Address:

EATON VANCE FLOATING-RATE INCOME TRUST

By:	Eaton Vance Management, as Investment Advisor

By:	/s/ PAYSON F. SWAFFIELD

Title	Payson F. Swaffield

Title:	Vice President

Address:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By:	Eaton Vance Management, as Investment Advisor

By:	/s/ PAYSON F. SWAFFIELD

Title	Payson F. Swaffield

Title:	Vice President

Address:

EATON VANCE SENIOR INCOME TRUST

By:	Eaton Vance Management, as Investment Advisor

By:	/s/ PAYSON F. SWAFFIELD

Title	Payson F. Swaffield

Title:	Vice President

Address:

SENIOR DEBT PORTFOLIO

By:	Boston Management and Research, as Investment Advisor

By:	/s/ PAYSON F. SWAFFIELD

Title	Payson F. Swaffield

Title:	Vice President

Address:

VAN KAMPEN SENIOR LOAN FUND

By:	Van Kampen Asset Management

By:	/s/ CHRISTINA JAMIESON

Name:	Christina Jamieson

Title:	Executive Director

Address:

VAN KAMPEN SENIOR INCOME TRUST

By:	Van Kampen Asset Management

By:	/s/ CHRISTINA JAMIESON

Name:	Christina Jamieson

Title:	Executive Director

Address:

MORGAN STANLEY PRIME INCOME TRUST

By:	/s/ JINNY K. KIM

Name:	Jinny K. Kim

Title:	Executive Director

Address:

PIONEER FLOATING RATE TRUST

By:	/s/ M. JASON BLACKBURN

Name:	M. Jason Blackburn

Title:	Treasurer

Address:

HIGHLAND FLOATING RATE ADVANTAGE FUND

By:	/s/ M. JASON BLACKBURN

Name:	M. Jason Blackburn

Title:	Treasurer

Address:

HIGHLAND LEGACY LIMITED

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ BRIAN LOHRDING

Name:	Brian Lohrding

Title:	Treasurer

Address:

LOAN FUNDING IV LLC

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ BRIAN LOHRDING

Name:	Brian Lohrding

Title:	Treasurer

Address:

JASPER CLO, LTD.

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ BRIAN LOHRDING

Name:	Brian Lohrding

Title:	Treasurer

Address:

LOAN FUNDING VII LLC

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ BRIAN LOHRDING

Name:	Brian Lohrding

Title:	Treasurer

Address:

EMERALD ORCHARD LIMITED

By:	/s/ WENDY CHEUNG

Name:	Wendy Cheung

Title:	Authorized Signatory

Address:

GLENEAGLES CLO, LTD.

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ BRIAN LOHRDING

Name:	Brian Lohrding

Title:	Treasurer

Address:

HFT REAL ESTATE CDO 2006 — 1, LTD

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ BRIAN LOHRDING

Name:	Brian Lohrding

Title:	Treasurer

Address: